UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 1, 2022
Date of Report (Date of earliest event reported)

WHITE MOUNTAINS INSURANCE GROUP, LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	1-8993 (Commission file number)	94-2708455 (I.R.S. Employer Identification No.)

23 South Main Street, Suite 3B, Hanover, New Hampshire 03755
(Address of principal executive offices)

(603) 640-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $1.00	WTM	New York Stock Exchange
per share		Bermuda Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                     Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

ITEM 2.01    Completion of Acquisition or Disposition of Assets.

On August 1, 2022, White Mountains Holdings (Luxembourg) S.à r.l. (“WTM Holdings Seller”), an indirect wholly owned subsidiary of White Mountains Insurance Group, Ltd. (“White Mountains”), completed the previously announced sale of White Mountains Catskill Holdings, Inc. (“NSM Holdings”) to Riser Merger Sub, Inc. (“Purchaser”), an affiliate of The Carlyle Group Inc. (the “NSM Transaction”), pursuant to the terms of the securities purchase agreement, dated as of May 9, 2022, by Purchaser, NSM Holdings, NSM Insurance HoldCo, LLC, WTM Holdings Seller and the other parties thereto (the “Closing”). WTM Holdings Seller received $1.4 billion in net cash proceeds at the Closing.

ITEM 8.01    Other Events.
On August 1, 2022, White Mountains issued a press release announcing the closing of the NSM Transaction and the receipt of proceeds therefrom. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01    Financial Statements and Exhibits.
Pro Forma Financial Information

White Mountains is filing as Exhibit 99.2 to this Current Report on Form 8-K the following unaudited pro forma condensed consolidated financial information, which is based on the historical financial statements of White Mountains and its consolidated subsidiaries, adjusted to give effect to the NSM Transaction:

(1)Unaudited pro forma condensed consolidated balance sheet as of March 31, 2022; and
(2)Unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2022 and the years ended December 31, 2021, 2020 and 2019.

Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 1, 2022
99.2	Unaudited pro forma condensed consolidated financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
Date: August 5, 2022	By:	/s/ MICHAELA J. HILDRETH Michaela J. Hildreth Managing Director and Chief Accounting Officer

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